SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2008

MEMSIC, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33813	04-3457049
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Tech Drive, Suite 325, Andover, MA 01810

(Address of principal executive offices) (Zip Code)

One Tech Drive, Suite 325, Andover, MA 01810

(Mailing Address)

(978) 738-0900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 30, 2008, we announced the appointment of Mark S. Laich as vice president of worldwide sales. Mr. Laich is joining MEMSIC with over 20 years of semiconductor sales and intellectual property licensing expertise. Most recently Mr. Laich served as Vice President of Sales at Potentia Semiconductor Corporation. Prior to Potentia Semiconductor Corporation, Mr. Laich held positions with Azandra Network Devices and Lexra Corporation.

A copy of our October 30, 2008 press release announcing Mr. Laich’s appointment is included as Exhibit 99.1 to this current report.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description	Filed with this Form 8-K	Incorporated by Reference
			Form	Filing Date	Exhibit No.
99.1	Press release dated October 30, 2008.	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMSIC, INC.

By:	/s/ Patricia Niu
Patricia Niu,
Chief Financial Officer

Date: November 3, 2008